EliteDesigns® Variable Annuity
Issued by:
First Security Benefit Life Insurance and Annuity Company of New York 800 Westchester Ave., Suite 641 N Rye Brook, New York 10573

Supplement Dated February 1, 2013,
To the Prospectus Dated December 28, 2012

This Supplement amends certain information contained in your variable annuity contract prospectus. Please read this Supplement carefully and keep it with your prospectus for future reference.

Increase in Return of Premium Death Benefit Rider Charge. The prospectus dated December 28, 2012 describes an increase in the charge for the Return of Premium Death Benefit rider from 0.10% to 0.35% for Contracts issued on or after December 28, 2012. This change was subject to state approval, however, and did not take effect on December 28, 2012. Effective February 1, 2013, the charge for the Return of Premium Death Benefit rider will increase from 0.10% to 0.35% for Contracts issued on or after February 1, 2013.

Please Retain This Supplement For Future Reference